Exhibit 10.11 B

                Third Amendment to Registration Rights Agreement

         The undersigned parties hereby agree that the Registration Rights Agreement dated as of May 27, 1993 and amended by instruments dated November 20, 1995 and September 4, 2002 (the "Agreement"), by and among Tanger Factory Outlet Centers, Inc. (the "Company"), Tanger Factory Limited Partnership and Stanley K. Tanger (the "Rightholders") is amended and modified as follows:

1. The Rightholders will not exercise any "piggy-back"registration rights any of them may have with respect to (i) the filing by the Company and Tanger
Properties Limited Partnership (the "Limited Partnership") of a Base Registration Statement on Form S-3 dated May 22, 2001, (ii) the filing by the Company and the Limited Partnership of a Post Effective Amendment number two to Form S-3 including a related prospectus dated August 15, 2002, and (iii) any "piggy-back" registration rights that may have arisen from November 21, 1995 through the date hereof.

2. The Company agrees that the Rightholders shall have the right to make one additional Demand Registration (as defined in the Agreement) bringing the total number of Demand Registrations available under the Agreement to three (3) and that Company will pay all Registration Expenses (as defined in the Agreement) with regard to such additional Demand Registration.

3. The Rightholders do not hereby waive notice of, or any registration rights with respect to, any other Registration Statement for the Company's securities and do not hereby waive or release their rights to demand registration of the Company's securities which they have pursuant to Section 3 of the Agreement including the November 20, 1995 and the September 4, 2002 amendments thereto.

Dated: December 5, 2003
                                 TANGER FAMILY LIMITED PARTNERSHIP


                                 By:

                                 STANLEY K. TANGER, its General Partner

                                 /s/ Stanley K. Tanger
                                 ------------------------------------------
                                 STANLEY K. TANGER

                                 /s/ Steven B. Tanger
                                 ------------------------------------------
                                 STEVEN B. TANGER

Acknowledged and Agreed to by:

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Rochelle G. Simpson
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    ROCHELLE G. SIMPSON